UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026 (July 15, 2026)

JOHN B. SANFILIPPO & SON, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-19681	36-2419677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1703 N. RANDALL ROAD
Elgin, Illinois		60123-7820
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 289-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	JBSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 16, 2026, John B. Sanfilippo & Son, Inc. (the “Company”) announced that Mr. Jeffrey T. Sanfilippo, current Chief Executive Officer of the Company, will transition from his role as Chief Executive Officer to Executive Chair of the Board of Directors of the Company (the “Board”), effective October 1, 2026 (the “Transition Date”). On July 15, 2026, the Board appointed Mr. Jasper B. Sanfilippo, Jr., the Company’s current Chief Operating Officer, President and Secretary, as Chief Executive Officer of the Company, effective on the Transition Date.

On July 15, 2026, the Board also appointed Mr. Frank Pellegrino, the Company’s current Chief Financial Officer, Executive Vice President, Finance and Administration, as President and Chief Financial Officer of the Company, effective on the Transition Date.

Mr. Jasper B. Sanfilippo, Jr. is 58 years old and has been employed by the Company since 1991. In November 2006, Mr. Jasper B. Sanfilippo, Jr. was named the Company’s Chief Operating Officer and President. Mr. Jasper B. Sanfilippo, Jr. was appointed as a member of the Board in December 2003. Mr. Jasper B. Sanfilippo, Jr. is the brother of Jeffrey T. Sanfilippo, an executive officer and director of the Company, the brother of James J. Sanfilippo, John E. Sanfilippo and Lisa A. Sanfilippo, all directors of the Company, and the cousin of Michael J. Valentine and James A. Valentine, both directors of the Company.

Mr. Pellegrino is 52 years old and has been employed by the Company since January 2007. In August 2021, Mr. Pellegrino was promoted to Chief Financial Officer. In August 2020, Mr. Pellegrino was promoted to Executive Vice President, Finance and Administration. Prior to Mr. Pellegrino’s appointment as Executive Vice President, Finance and Administration, Mr. Pellegrino served in roles of increasing responsibility in the Company’s accounting and finance functions.

The transactions between each of Mr. Jasper B. Sanfilippo, Jr. and Frank Pellegrino and the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K are contained under “Review of Related Party Transactions—Lease Arrangements” and “Review of Related Party Transactions—Compensation Arrangements” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 11, 2025, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.

July 16, 2026	By:	/s/ Frank S. Pellegrino
Frank S. Pellegrino Chief Financial Officer, Executive Vice President, Finance and Administration